UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue

Omaha, Nebraska 68154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 331-7856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2017, TD Ameritrade Holding Corporation (“TD Ameritrade” or the “Company”) announced that, in connection with the Company’s pending acquisition of Scottrade Financial Services, Inc. (“Scottrade”), J. Thomas Bradley, Jr., Executive Vice President, Retail Distribution, will be leaving the Company, effective September 30, 2017.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Safe Harbor – Forward Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or any projections or expectations regarding the proposed business combination transaction between us and Scottrade, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters, the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including the completion of the merger between Scottrade Bank and TD Bank, N.A., on the expected terms and schedule; delay in closing the transaction; difficulties and delays in integrating the TD Ameritrade and Scottrade businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; TD Ameritrade’s and Scottrade’s businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the inability to realize synergies or to implement integration plans and other consequences associated with mergers, acquisitions and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2016, in our latest Quarterly Report on Form 10-Q, filed with the SEC on July 24, 2017, and in our other filings with the SEC. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 7, 2017.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: September 13, 2017	By:	/s/ Ellen L.S. Koplow
	Name:	Ellen L.S. Koplow
	Title:	Executive Vice President, General Counsel